FOR IMMEDIATE RELEASE

Media Contact	Investor Contact
Sharon Rothwell	Maria Duey
Vice President — Corporate Affairs	Vice President — Investor Relations
313.792.6028	313.792.5500
sharon_rothwell@mascohq.com	maria_duey@mascohq.com
MASCO CORPORATION REPORTS SECOND QUARTER RESULTS AND AFFIRMS FULL-YEAR GUIDANCE
     Second Quarter 2008
•	Net sales from continuing operations declined 15 percent to $2.6 billion.

•	Income from continuing operations was $72 million or $.20 per common share.

•	The Company returned $131 million to shareholders through share repurchases and dividends.

•	Completed the sale of The Heating Group for net proceeds of $146 million.

•	The Company had over $850 million of cash at June 30, 2008.
Taylor, Mich., (July 29, 2008) — Masco Corporation (NYSE: MAS) today reported that net sales from continuing operations for the quarter ended June 30, 2008 declined 15 percent to $2.6 billion compared with $3.1 billion for the second quarter of 2007. North American sales declined 19 percent and International sales increased six percent. In local currencies, International sales declined six percent compared with the second quarter of 2007.
Income from continuing operations was $72 million or $.20 per common share and $182 million or $.49 per common share in the second quarters of 2008 and 2007, respectively.
The second quarter of 2008 results were adversely affected by significantly lower sales volume to the new home construction market and a continued decline in consumer spending for home improvement products.
The second quarter of 2008 was impacted by a higher tax rate (as previously communicated) which reduced earnings by $.05 per common share compared with the second quarter of 2007. The second quarter of 2008 results also included non-cash impairment charges for financial investments of $3 million pre-tax and currency losses of $5 million pre-tax which in aggregate, reduced the second quarter of 2008 earnings by $.01 per common share.
The second quarter of 2007 results included non-cash impairment charges related to financial investments of $10 million pre-tax ($.02 per common share, after tax).

The Company has been focused on the rationalization of its businesses, including sourcing programs, business consolidations, plant closures, headcount reductions and other initiatives. During the second quarters of 2008 and 2007, the Company incurred costs and charges of $15 million pre-tax ($.03 per common share, after tax) and $23 million pre-tax ($.04 per common share, after tax), respectively, related to these initiatives. Since late 2006, the Company has aggressively reduced its cost structure including closing 11 manufacturing facilities, reducing headcount by 17,000 (which approximates 30 percent of its North American workforce) and reducing installation branches by over 25 percent.
As previously disclosed, in the first quarter of 2008, the Company determined that several European business units were not core to the Company’s long-term growth strategy and, accordingly, embarked on a plan of disposition. During the second quarter of 2008, the Company completed the sale of The Heating Group for net proceeds of $146 million; the remaining dispositions are expected to be completed by the end of the first quarter of 2009.
Business conditions remain difficult in the Company’s markets. The Company continues to estimate that 2008 housing starts will decline to a range of 900,000 to one million units, compared to 1.3 million units in 2007. In the first half of 2008, housing starts declined 30 percent from 2007. The Company also anticipates that consumer spending for home improvement products and demand for certain of the Company’s International products will not improve from the depressed levels experienced in the first half of the year. As a result, the Company continues to estimate that its 2008 percentage sales decline will be low-double digits to mid-teens compared to 2007.
While forecasting future business conditions in the current uncertain economic environment remains challenging, the Company continues to estimate that 2008 earnings will be in a range of $.50 to $.65 per common share. The Company also estimates that free cash flow (cash from operations, after capital expenditures and before dividends) will continue to be strong and approximate $640 million.
The Company’s guidance also reflects increasingly competitive market conditions for its services and products and increasing costs for freight and logistics and for certain materials, including commodities impacted by energy costs.
The Company’s guidance includes the Company’s estimate that its full-year tax rate will approximate 48 to 49 percent (due to the U.S. tax on the anticipated repatriation of low-taxed foreign earnings to utilize favorable provisions of the U.S. tax law) which, compared to the Company’s normalized tax rate of approximately 36 percent, will reduce earnings by approximately $.17 per common share. The Company estimates that its tax rate on income from continuing operations for 2009 will approximate 35 to 36 percent.
The Company’s guidance includes impairment charges for financial investments and currency losses incurred in the first half of 2008 which, together with the expected increase in the tax rate, decrease full-year estimated earnings by approximately $.25 per common share, net.
Additional information about the Company is contained in the Company’s filings with the SEC and is available on Masco’s website.

2

Although the Company expects market conditions in its industry, over the next several quarters, to be very challenging, the Company is confident that the long-term fundamentals for the new home construction and home improvement products markets are positive. The Company believes that its current strategy of dividend increases and share repurchases, concentrating on organic growth, improving returns and generating superior cash flow, together with the leveraging of the combined market strength of its retail service, distribution and installation capabilities, brands and scale, will allow Masco to continue to drive long-term growth and value for its shareholders.
Headquartered in Taylor, Michigan, Masco Corporation is one of the world’s leading manufacturers of home improvement and building products, as well as a leading provider of services that include the installation of insulation and other building products.
The Company is providing an Earnings Presentation, in a PDF format, on its website by 9:00 a.m. ET, July 29, 2008, that can be viewed as part of the conference call. Please refer to the Earnings Presentation for additional Business Highlights.
A conference call regarding items contained in this release is scheduled for Tuesday, July 29, 2008 at 11:00 a.m. ET. Participants in the call are asked to register five to ten minutes prior to the scheduled start time by dialing (913) 312-0851 (confirmation #2641213). The conference call will be webcast simultaneously on the Company’s website at www.masco.com and supplemental material, including the financial data referred to on the call and a reconciliation of non-GAAP information provided on the call, will also be available on the website. A replay of the call will be available on Masco’s website or by phone by dialing (719) 457-0820 (replay access code #2641213) approximately two hours after the end of the call and will continue through August 5, 2008.
Masco Corporation’s press releases and other information are available through the Company’s toll free number, 1-888-MAS-NEWS, or under the Investor Relations section of Masco’s website at www.masco.com.
# # #
Statements contained herein, or otherwise made available, that reflect the Company’s views about its future performance may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These views involve risks and uncertainties that are difficult to predict and the Company’s results may differ materially from the results discussed in such forward-looking statements. For further information, refer to our most recent Annual Report on Form 10-K (particularly the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections) and to any subsequent Quarterly Reports on Form 10-Q, all of which are on file with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Certain of the financial and statistical data made available are non-GAAP financial measures as defined by the SEC’s Regulation G. The Company believes that such non-GAAP performance measures and ratios used in managing the business, may provide users with meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. Additional information about the Company is contained in the Company’s filings with the SEC and is available on Masco’s website.

3

MASCO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED
For the Three Months and Six Months Ended June 30, 2008 and 2007
(In Millions Except Per Common Share Data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
Net sales	$2,640	$3,089	$5,086	$5,892
Cost of sales	1,941	2,198	3,759	4,265

Gross profit	699	891	1,327	1,627
Selling, general and administrative expenses	484	530	952	1,014

Operating profit	215	361	375	613
Other income (expense), net	(56)	(64)	(140)	(85)

Income from continuing operations before income taxes and minority interest	159	297	235	528
Income taxes	75	108	115	193

Income from continuing operations before minority interest	84	189	120	335
Minority interest	12	7	24	16

Income from continuing operations	72	182	96	319
Income (loss) from discontinued operations, net	10	7	(12)	13

Net income	$82	$189	$84	$332

Earnings per common share (diluted):
Income from continuing operations	$0.20	$0.49	$0.27	$0.84
Income (loss) from discontinued operations, net	0.03	0.02	(0.03)	0.03

Net income	$0.23	$0.51	$0.24	$0.87

Average diluted common shares outstanding	354	374	355	381

Masco Corporation
Key Financial Data — Unaudited
Q2 — 2008 (In Millions, Except Earnings Per Share and Working Capital Days)

Sales & Earnings	Q2 - 2008	Q2 - 2007	Change
Net Sales	$2,640	$3,089		-15%
Operating Profit	$215	$361		-40%
Operating Profit %	8.1%	11.7%	(360	)bps
Other Income (Expense), Net	$(56)	$(64)		-13%
Income Taxes	$75	$108		-31%
Minority Interest	$12	$7		71%
Income from Continuing Operations	$72	$182		-60%
Diluted EPS from Continuing Operations	$0.20	$0.49		-59%

Operating Expenses	Q2 - 2008	Q2 - 2007	Change
Cost of sales	$1,941	$2,198	-12%
Gross Margin	26.5%	28.8%	(230	)bps
SG&A expenses (Including GCE)	$484	$530	-9%
SG&A as a % of net sales	18.3%	17.2%	(110	)bps
General Corporate Expense (GCE)	$35	$49	-29%
General Corp Expense as a % of net sales	1.3%	1.6%	30	bps

Business Segments	Q2 - 2008	Q2 - 2007	Change
Cabinets and Related Products:
Net Sales	$608	$737		-18%
Operating Profit	$37	$96		-61%
Operating Profit % to Net Sales	6.1%	13.0%	(690	)bps

Plumbing Products:
Net Sales	$854	$869		-2%
Operating Profit	$107	$95		13%
Operating Profit % to Net Sales	12.5%	10.9%	160	bps

Installation and Other Services:
Net Sales	$508	$699		-27%
Operating Profit	$4	$58		-93%
Operating Profit % to Net Sales	0.8%	8.3%	(750	)bps

Decorative Architectural Products:
Net Sales	$476	$534		-11%
Operating Profit	$89	$115		-23%
Operating Profit % to Net Sales	18.7%	21.5%	(280	)bps

Other Specialty Products:
Net Sales	$194	$250		-22%
Operating Profit	$13	$41		-68%
Operating Profit % to Net Sales	6.7%	16.4%	(970	)bps

Total Segment Reported:
Net Sales	$2,640	$3,089		-15%
Operating Profit	$250	$405		-38%
Operating Profit % to Net Sales	9.5%	13.1%	(360	)bps

Change in Key Retailer Sales	-13%	2%

Masco Corporation
Key Financial Data — Unaudited
Q2 — 2008 (In Millions, Except Earnings Per Share and Working Capital Days)

Business Regions	Q2 - 2008	Q2 - 2007	Change
North America
Net Sales	$2,067	$2,548		-19%
Operating Profit	$200	$360		-44%
Operating Profit % to Net Sales	9.7%	14.1%	(440	)bps

International, principally Europe
Net Sales	$573	$541		6%
Operating Profit	$50	$45		11%
Operating Profit % to Net Sales	8.7%	8.3%	40	bps

Working Capital	Q2 - 2008	Q2 - 2007	Change
Receivable Days	52	50	2	days
Inventory Days	54	51	3	days
Payable Days	44	42	2	days
Working Capital (Receivables+Inventory-Payables)	$1,938	$2,192	-12%
Working Capital as a % of Sales	18.1%	17.9%	(20	)bps

Other	Q2 - 2008	Q2 - 2007
Dividend Payments (year-to-date)	$168	$175

Cash Paid for Share Repurchases (year-to-date)	$147	$640
Common Shares Repurchased (year-to-date)	8	22
Common Shares Repurchased (QTR)	3	13
CAPEX (year-to-date)	$92	$116
Depreciation and Amortization (year-to-date)	$119	$124
Return on Invested Capital (As Reported)	7.3%	8.1%
Return on Invested Capital (As Reconciled)	8.0%	10.5%
Average diluted common shares outstanding (QTR)	354	374
Average diluted common shares outstanding (July 1)	352	372

Effective Tax Rate (QTR)	47.2%	36.4%

Debt Ratio	Q2 - 2008	Q1 - 2008
Long-term Debt	$3,960	$3,996
Notes Payable	$116	$117
Total Debt	$4,076	$4,113

Shareholders’ Equity	$3,954	$3,992

Debt to Capital	50.8%	50.7%

MASCO CORPORATION - 2nd Quarter 2008

Page
1	Condensed Consolidated Statements of Operations - 2008 & 2007 by Quarter - Unaudited

2	Notes to Condensed Consolidated Statements of Operations - 2008 & 2007 by Quarter - Unaudited

3	Sales by Segment and Geographic Area - Three Months Ended June 30, 2008 & 2007 - Unaudited

4	Sales by Segment and Geographic Area - Six Months Ended June 30, 2008 & 2007 - Unaudited

5	2008 Quarterly Segment Data Excluding Costs and Charges for Business Rationalizations and Other Initiatives - Unaudited

6	2008 Quarterly Segment Data Including Costs and Charges for Business Rationalizations and Other Initiatives - Unaudited

7	2007 Quarterly Segment Data Excluding Net Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets - Unaudited

8	2007 Quarterly Segment Data Including Net Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets - Unaudited

9	Other Income (Expense), Net - 2008 & 2007 by Quarter - Unaudited

10	Condensed Consolidated Statements of Income - Three Months Ended June 30, 2008 & 2007 - Unaudited

11	Condensed Consolidated Statements of Income - Six Months Ended June 30, 2008 & 2007 - Unaudited

12	Condensed Consolidated Balance Sheets - Unaudited

13	Discontinued Operations - Unaudited

GAAP Reconciliations:

14	Sales Growth Excluding the Effect of Acquisitions and Currency Translation - Unaudited

15	Operating Profit and Margins - Unaudited

16	Operating Profit and Shareholders’ Equity - Unaudited

MASCO CORPORATION
Condensed Consolidated Statements of Operations
2008 & 2007 - by Quarter - Unaudited
(dollars in millions, except per share data)

	2008					2007
	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- North America				$2,067	$1,893	$9,271	$2,048	$2,417	$2,548	$2,258
- International, principally Europe				573	553	2,261	587	588	541	545

- Consolidated				2,640	2,446	11,532	2,635	3,005	3,089	2,803

Cost of Sales				1,941	1,818	8,380	1,960	2,155	2,198	2,067

Gross Profit				699	628	3,152	675	850	891	736
(Gross Margin as a % of Sales)				26.5%	25.7%	27.3%	25.6%	28.3%	28.8%	26.3%

S,G&A Expense (before GCE & (Gain) on Sale of Corporate Fixed Assets)				449	425	1,806	449	435	486	436
(S,G&A Expense as a % of Sales)				17.0%	17.4%	15.7%	17.0%	14.5%	15.7%	15.6%

Operating Profit (before GCE, (Gain) on Sale of Corporate Fixed Assets & Impairment Charges for Goodwill and Other Intangible Assets)				250	203	1,346	226	415	405	300

(Operating Margin as a % of Sales)				9.5%	8.3%	11.7%	8.6%	13.8%	13.1%	10.7%

- North America				200	149	1,008	60	346	360	242
(Margin as a % of Sales)				9.7%	7.9%	10.9%	2.9%	14.3%	14.1%	10.7%
- International, principally Europe				50	54	219	47	69	45	58
(Margin as a % of Sales)				8.7%	9.8%	9.7%	8.0%	11.7%	8.3%	10.6%

General Corporate Expense (GCE), Net				35	43	181	37	44	49	51

S,G&A Expense as a % of Sales (Including GCE & (Gain) on Sale of Corporate Fixed Assets)				18.3%	19.1%	17.2%	18.4%	15.9%	17.2%	17.3%

(Gain) on Sale of Corporate Fixed Assets, Net				—	—	(8)	—	—	(5)	(3)

Impairment Charges for Goodwill and Other Intangible Assets				—	—	119	119	—	—	—

Operating Profit per F/S				$215	$160	$1,054	$70	$371	$361	$252

Earnings (Loss) per Common Share (Diluted):

Income (Loss) from Continuing Operations				$0.20	$0.07	$1.32	$(0.09)	$0.56	$0.49	$0.35

Income (Loss) from Discontinued Operations, Net				0.03	(0.06)	(0.29)	(0.33)	—	0.02	0.02

Net Income (Loss)				$0.23	$0.01	$1.03	$(0.42)	$0.56	$0.51	$0.37

Please see page 2 for Notes.

MASCO CORPORATION
Notes to Condensed Consolidated Statements of Operations
2008 & 2007 - by Quarter - Unaudited
Notes:
-	Operating results for the first and second quarters of 2008 include costs and charges related to business rationalizations and other initiatives of $9 million pre-tax ($.02 per common share, after tax) and $15 million pre-tax ($.03 per common share after tax), respectively.

-	Income from continuing operations for the first and second quarters of 2008 includes non-cash impairment charges for financial investments of $26 million pre-tax ($.05 per common share, after tax) and $3 million pre-tax, respectively.

-	Income (loss) from discontinued operations for the first and second quarters of 2008 includes non-cash charges for those business units that are expected to be divested at a loss of $49 million pre-tax ($.08 per common share, after tax) and $2 million pre-tax, respectively.

-	Operating results for the first, second, third and fourth quarters of 2007 include costs and charges related to business rationalizations and other initiatives of $25 million pre-tax ($.04 per common share, after tax), $23 million pre-tax ($.04 per common share, after tax), $12 million pre-tax ($.02 per common share, after tax, net of an $8 million gain from the sale of fixed assets) and $19 million pre-tax ($.03 per common share, after tax), respectively.

-	Operating results for the fourth quarter of 2007 include non-cash impairment charges for goodwill and other intangible assets of $119 million pre-tax ($.28 per common share, after tax).

-	Income (loss) from continuing operations for the second and third quarters of 2007 includes non-cash impairment charges for financial investments of $10 million pre-tax ($.02 per common share, after tax) and $12 million pre-tax ($.02 per common share, after tax), respectively.

-	Income from continuing operations for the first, second, third and fourth quarters of 2007 includes income related to financial investments of $22 million pre-tax ($.04 per common share, after tax), $7 million pre-tax ($.01 per common share, after tax), $11 million pre-tax ($.02 per common share, after tax) and $3 million pre-tax ($.01 per common share, after tax), respectively.

-	Loss from discontinued operations for the fourth quarter of 2007 includes a non-cash impairment charge for goodwill of $108 million pre-tax ($.30 per common share, after tax).

-	Per common share amounts for the four quarters of 2007 do not total to the per common share amounts for the year, primarily due to the timing of common stock transactions.

MASCO CORPORATION
Sales by Segment and Geographic Area
Three Months Ended June 30, 2008 & 2007 - Unaudited
(dollars in millions)

	Three Months Ended		2nd Qtr ’08
	June 30,		vs.
	2008	2007	2nd Qtr ’07
Cabinets and Related Products	$608	$737	- 18%
Plumbing Products	854	869	- 2%
Installation and Other Services	508	699	- 27%
Decorative Architectural Products	476	534	- 11%
Other Specialty Products	194	250	- 22%

Total	$2,640	$3,089	- 15%

North America	$2,067	$2,548	- 19%
International, principally Europe	573	541	+ 6%

Total, as above	$2,640	$3,089	- 15%

Notes:

-	Data exclude discontinued operations.

-	Excluding acquisitions, consolidated net sales decreased 15 percent, North American net sales decreased 20 percent and International net sales increased six percent compared with the second quarter of 2007 (please see page 14 for the GAAP reconciliation).

-	International net sales in local currencies decreased six percent compared with the second quarter of 2007 (please see page 14 for the GAAP reconciliation).

MASCO CORPORATION
Sales by Segment and Geographic Area
Six Months Ended June 30, 2008 & 2007 - Unaudited
(dollars in millions)

	Six Months Ended		6 Months ’08
	June 30,		vs.
	2008	2007	6 Months ’07
Cabinets and Related Products	$1,204	$1,428	- 16%
Plumbing Products	1,671	1,707	- 2%
Installation and Other Services	994	1,337	- 26%
Decorative Architectural Products	855	954	- 10%
Other Specialty Products	362	466	- 22%

Total	$5,086	$5,892	- 14%

North America	$3,960	$4,806	- 18%
International, principally Europe	1,126	1,086	+ 4%

Total, as above	$5,086	$5,892	- 14%

Notes:

-	Data exclude discontinued operations.

-	Excluding acquisitions, consolidated net sales decreased 15 percent, North American net sales decreased 19 percent and International net sales increased four percent compared with the the first six months of 2007 (please see page 14 for the GAAP reconciliation).

-	International net sales in local currencies decreased eight percent compared with the first six months of 2007 (please see page 14 for the GAAP reconciliation).

MASCO CORPORATION
Quarterly Segment Data - 2008
Excluding Costs & Charges for Business Rationalizations and Other Initiatives - Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products				$608	$596
- Plumbing Products				854	817
- Installation and Other Services				508	486
- Decorative Architectural Products				476	379
- Other Specialty Products				194	168

- Total				$2,640	$2,446

- North America				$2,067	$1,893
- International, principally Europe				573	553

- Total, as above				$2,640	$2,446

Operating Profit:
- Cabinets and Related Products				$40	$29
- Plumbing Products				109	102
- Installation and Other Services				8	(1)
- Decorative Architectural Products				90	74
- Other Specialty Products				13	8

- Total				$260	$212

- North America				$207	$157
- International, principally Europe				53	55

- Total, as above				$260	$212

General Corporate Expense (GCE), Net				30	43

(Gain) on Sale of Corporate Fixed Assets, Net				—	—

Operating Profit (after GCE and Adjustments)				230	169

Other Income (Expense), Net				(56)	(84)

Income from Continuing Operations before Income Taxes and Minority Interest				$174	$85

Margins:
- Cabinets and Related Products				6.6%	4.9%
- Plumbing Products				12.8%	12.5%
- Installation and Other Services				1.6%	-0.2%
- Decorative Architectural Products				18.9%	19.5%
- Other Specialty Products				6.7%	4.8%
- Total				9.8%	8.7%

- North America				10.0%	8.3%
- International, principally Europe				9.2%	9.9%
- Total, as above				9.8%	8.7%

Notes:

-	Data exclude discontinued operations.

-	Operating profit and margins by segment and geographic area are before general corporate expense and (gain) on sale of Corporate fixed assets.

-	Operating profit margins for the second quarter of 2008 exclude costs and charges of $15 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($3 million), Plumbing Products ($2 million), Installation and Other Services ($4 million), Decorative Architectural Products ($1 million) and GCE ($5 million).

-	Operating profit margins for the first quarter of 2008 exclude costs and charges of $9 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($1 million), Plumbing Products ($3 million), and Installation and Other Services ($5 million).

MASCO CORPORATION
Quarterly Segment Data - 2008
Including Costs & Charges for Business Rationalizations and Other Initiatives - Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products				$608	$596
- Plumbing Products				854	817
- Installation and Other Services				508	486
- Decorative Architectural Products				476	379
- Other Specialty Products				194	168

- Total				$2,640	$2,446

- North America				$2,067	$1,893
- International, principally Europe				573	553

- Total, as above				$2,640	$2,446

Operating Profit:
- Cabinets and Related Products				$37	$28
- Plumbing Products				107	99
- Installation and Other Services				4	(6)
- Decorative Architectural Products				89	74
- Other Specialty Products				13	8

- Total				$250	$203

- North America				$200	$149
- International, principally Europe				50	54

- Total, as above				$250	$203

General Corporate Expense (GCE), Net				35	43

(Gain) on Sale of Corporate Fixed Assets, Net				—	—

Operating Profit (after GCE and Adjustments)				215	160

Other Income (Expense), Net				(56)	(84)

Income from Continuing Operations before Income Taxes and Minority Interest				$159	$76

Margins:
- Cabinets and Related Products				6.1%	4.7%
- Plumbing Products				12.5%	12.1%
- Installation and Other Services				0.8%	-1.2%
- Decorative Architectural Products				18.7%	19.5%
- Other Specialty Products				6.7%	4.8%
- Total				9.5%	8.3%

- North America				9.7%	7.9%
- International, principally Europe				8.7%	9.8%
- Total, as above				9.5%	8.3%

Notes:

-	Data exclude discontinued operations.

-	Operating profit and margins by segment and geographic area are before general corporate expense and (gain) on sale of Corporate fixed assets.

-	Operating profit margins for the second quarter of 2008 include costs and charges of $15 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($3 million), Plumbing Products ($2 million), Installation and Other Services ($4 million), Decorative Architectural Products ($1 million) and GCE ($5 million).

-	Operating profit margins for the first quarter of 2008 include costs and charges of $9 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($1 million), Plumbing Products ($3 million), and Installation and Other Services ($5 million).

MASCO CORPORATION
Quarterly Segment Data - 2007
Excluding Net Costs & Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets - Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$2,829	$665	$736	$737	$691
- Plumbing Products	3,391	819	865	869	838
- Installation and Other Services	2,615	589	689	699	638
- Decorative Architectural Products	1,768	347	467	534	420
- Other Specialty Products	929	215	248	250	216

- Total	$11,532	$2,635	$3,005	$3,089	$2,803

- North America	$9,271	$2,048	$2,417	$2,548	$2,258
- International, principally Europe	2,261	587	588	541	545

- Total, as above	$11,532	$2,635	$3,005	$3,089	$2,803

Operating Profit:
- Cabinets and Related Products	$368	$71	$108	$107	$82
- Plumbing Products	349	66	103	97	83
- Installation and Other Services	197	34	65	62	36
- Decorative Architectural Products	385	62	114	116	93
- Other Specialty Products	119	12	36	42	29

- Total	$1,418	$245	$426	$424	$323

- North America	$1,191	$195	$356	$377	$263
- International, principally Europe	227	50	70	47	60

- Total, as above	$1,418	$245	$426	$424	$323

General Corporate Expense (GCE), Net	174	37	43	45	49

(Gain) on Sale of Corporate Fixed Assets, Net	(8)	—	—	(5)	(3)

Operating Profit (after GCE and Adjustments)	1,252	208	383	384	277

Other Income (Expense), Net	(188)	(58)	(45)	(64)	(21)

Income from Continuing Operations before Income Taxes and Minority Interest	$1,064	$150	$338	$320	$256

Margins:
- Cabinets and Related Products	13.0%	10.7%	14.7%	14.5%	11.9%
- Plumbing Products	10.3%	8.1%	11.9%	11.2%	9.9%
- Installation and Other Services	7.5%	5.8%	9.4%	8.9%	5.6%
- Decorative Architectural Products	21.8%	17.9%	24.4%	21.7%	22.1%
- Other Specialty Products	12.8%	5.6%	14.5%	16.8%	13.4%
- Total	12.3%	9.3%	14.2%	13.7%	11.5%

- North America	12.8%	9.5%	14.7%	14.8%	11.6%
- International, principally Europe	10.0%	8.5%	11.9%	8.7%	11.0%
- Total, as above	12.3%	9.3%	14.2%	13.7%	11.5%

Notes:

-	Data exclude discontinued operations.

-	Operating profit and margins by segment and geographic area are before general corporate expense and (gain) on sale of Corporate fixed assets.

-	Operating profit margins for the fourth quarter of 2007 exclude $119 million of impairment charges for goodwill and other intangible assets as follows: Plumbing Products ($69 million) and Other Specialty Products ($50 million).

-	Operating profit margins for the fourth quarter of 2007 exclude costs and charges of $19 million pre-tax related business rationalizations and other initiatives as follows: Cabinets and Related Products ($8 million), Plumbing Products ($5 million) and Installation and Other Services ($6 million).

-	Operating profit margins for the third quarter of 2007 exclude net costs and charges of $12 million pre-tax related to business rationalizations and other initiatives as follows: Cabinets and Related Products ($3 million, net of an $8 million gain from the sale of fixed assets), Plumbing Products ($3 million), Installation and Other Services ($5 million), and GCE ($1 million).

-	Operating profit margins for the second quarter of 2007 exclude costs and charges of $23 million pre-tax related to business rationalizations and other initiatives as follows: Cabinets and Related Products ($11 million), Plumbing Products ($2 million), Installation and Other Services ($4 million), Decorative Architectural Products ($1 million), Other Specialty Products ($1 million) and GCE ($4 million).

-	Operating profit margins for the first quarter of 2007 exclude costs and charges of $25 million pre-tax related to business rationalizations and other initiatives as follows: Cabinets and Related Products ($10 million), Plumbing Products ($6 million), Installation and Other Services ($6 million), Other Specialty Products ($1 million) and GCE ($2 million).

MASCO CORPORATION
Quarterly Segment Data - 2007
Including Net Costs & Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets - Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$2,829	$665	$736	$737	$691
- Plumbing Products	3,391	819	865	869	838
- Installation and Other Services	2,615	589	689	699	638
- Decorative Architectural Products	1,768	347	467	534	420
- Other Specialty Products	929	215	248	250	216

- Total	$11,532	$2,635	$3,005	$3,089	$2,803

- North America	$9,271	$2,048	$2,417	$2,548	$2,258
- International, principally Europe	2,261	587	588	541	545

- Total, as above	$11,532	$2,635	$3,005	$3,089	$2,803

Operating Profit (Loss):
- Cabinets and Related Products	$336	$63	$105	$96	$72
- Plumbing Products	264	(8)	100	95	77
- Installation and Other Services	176	28	60	58	30
- Decorative Architectural Products	384	62	114	115	93
- Other Specialty Products	67	(38)	36	41	28

- Total	$1,227	$107	$415	$405	$300

- North America	$1,008	$60	$346	$360	$242
- International, principally Europe	219	47	69	45	58

- Total, as above	$1,227	$107	$415	$405	$300

General Corporate Expense (GCE), Net	181	37	44	49	51

(Gain) on Sale of Corporate Fixed Assets, Net	(8)	—	—	(5)	(3)

Operating Profit (after GCE and Adjustments)	1,054	70	371	361	252

Other Income (Expense), Net	(188)	(58)	(45)	(64)	(21)

Income from Continuing Operations before Income Taxes and Minority Interest	$866	$12	$326	$297	$231

Margins:
- Cabinets and Related Products	11.9%	9.5%	14.3%	13.0%	10.4%
- Plumbing Products	7.8%	-1.0%	11.6%	10.9%	9.2%
- Installation and Other Services	6.7%	4.8%	8.7%	8.3%	4.7%
- Decorative Architectural Products	21.7%	17.9%	24.4%	21.5%	22.1%
- Other Specialty Products	7.2%	-17.7%	14.5%	16.4%	13.0%
- Total	10.6%	4.1%	13.8%	13.1%	10.7%

- North America	10.9%	2.9%	14.3%	14.1%	10.7%
- International, principally Europe	9.7%	8.0%	11.7%	8.3%	10.6%
- Total, as above	10.6%	4.1%	13.8%	13.1%	10.7%

Notes:

-	Data exclude discontinued operations.

-	Operating profit and margins by segment and geographic area are before general corporate expense and (gain) on sale of Corporate fixed assets.

-	Operating profit margins for the fourth quarter of 2007 include $119 million of impairment charges for goodwill and other intangible assets as follows: Plumbing Products ($69 million) and Other Specialty Products ($50 million).

-	Operating profit margins for the fourth quarter of 2007 include net costs and charges of $19 million pre-tax related to business rationalizations and other initiatives as follows: Cabinets and Related Products ($8 million), Plumbing Products ($5 million) and Installation and Other Services ($6 million).

-	Operating profit margins for the third quarter of 2007 include net costs and charges of $12 million pre-tax related to business rationalizations and other initiatives as follows: Cabinets and Related Products ($3 million, net of an $8 million gain from the sale of fixed assets), Plumbing Products ($3 million), Installation and Other Services ($5 million), and GCE ($1 million).

-	Operating profit margins for the second quarter of 2007 include costs and charges of $23 million pre-tax related to business rationalizations and other initiatives as follows: Cabinets and Related Products ($11 million), Plumbing Products ($2 million), Installation and Other Services ($4 million), Decorative Architectural Products ($1 million), Other Specialty Products ($1 million) and GCE ($4 million).

-	Operating profit margins for the first quarter of 2007 include costs and charges of $25 million pre-tax related to business rationalizations and other initiatives as follows: Cabinets and Related Products ($10 million), Plumbing Products ($6 million), Installation and Other Services ($6 million), Other Specialty Products ($1 million) and GCE ($2 million).

MASCO CORPORATION
Other Income (Expense), Net
2008 & 2007 - by Quarter - Unaudited
(in millions)

	2008					2007
	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Interest Expense				$(57)	$(56)	$(258)	$(61)	$(65)	$(69)	$(63)
Income from Cash and Cash Investments				5	6	37	8	7	8	14
Other Interest Income				1	—	3	1	1	1	—
Realized (Losses) Gains from Financial Investments, Net				3	(3)	43	3	11	7	22
Dividend Income				—	—	6	—	—	1	5
Impairment Charges for Financial Investments				(3)	(26)	(22)	—	(12)	(10)	—
Other, Net				(5)	(5)	3	(9)	13	(2)	1

Total Other Income (Expense), Net				$(56)	$(84)	$(188)	$(58)	$(45)	$(64)	$(21)

Notes:

-	Data exclude discontinued operations.

-	Other, net, includes currency (losses) of $(10) million and $(5) million for the first and second quarters of 2008, respectively.

-	Other, net, includes currency gains (losses) of $3 million, $9 million and $(3) million for the second, third and fourth quarters of 2007, respectively.

MASCO CORPORATION
Condensed Consolidated Statements of Income
Three Months Ended June 30, 2008 & 2007 - Unaudited
(dollars and shares in millions, except per share data)

			Three Months Ended		As a Percent of Sales
		%	June 30,		Three Months Ended June 30,
Line		Change	2008	2007	2008	2007
1	Net Sales	-15%	$2,640	$3,089	100.0%	100.0%

2	Cost of Sales	-12%	1,941	2,198	73.5%	71.2%

3	Gross Profit	-22%	699	891	26.5%	28.8%

	Operating Profit

4	- Before GCE and (Gain) on Sale of Corporate Fixed Assets (3-8)	-38%	250	405	9.5%	13.1%

5	- After GCE and (Gain) on Sale of Corporate Fixed Assets (3-9)	-40%	215	361	8.1%	11.7%

	S,G&A Expense:

6	- General Corporate Expense (GCE)	-29%	35	49	1.3%	1.6%

7	- (Gain) on Sales of Corporate Fixed Assets, Net		—	(5)	0.0%	-0.2%

8	- All Other	-8%	449	486	17.0%	15.7%

9	- Total S,G&A Expense	-9%	484	530	18.3%	17.2%

10	Other Income (Expense), Net		(53)	(54)	-2.0%	-1.7%

11	Impairment Charges for Financial Investments		(3)	(10)	-0.1%	-0.3%

12	Income from Continuing Operations before Income Taxes and Minority Interest (5+10+11)	-46%	159	297	6.0%	9.6%

13	Income Taxes	-31%	75	108	2.8%	3.5%
	(Tax Rate)		47.2%	36.4%

14	Income from Continuing Operations before Minority Interest	-56%	84	189	3.2%	6.1%

15	Minority Interest		(12)	(7)	-0.5%	-0.2%

16	Income from Continuing Operations	-60%	72	182	2.7%	5.9%

17	Income from Discontinued Operations, Net		10	7	0.4%	0.2%

18	Net Income	-57%	$82	$189	3.1%	6.1%

	Earnings Per Common Share (Diluted):

	Income from Continuing Operations	-58%	$0.20	$0.49

	Income from Discontinued Operations, Net		0.03	0.02

	Net Income	-54%	$0.23	$0.51

	Average (Diluted) Common Shares	-5%	354	374

MASCO CORPORATION
Condensed Consolidated Statements of Income
Six Months Ended June 30, 2008 & 2007 - Unaudited
(dollars and shares in millions, except per share data)

			Six Months Ended		As a Percent of Sales
		%	June 30,		Six Months Ended June 30,
Line		Change	2008	2007	2008	2007
1	Net Sales	-14%	$5,086	$5,892	100.0%	100.0%

2	Cost of Sales	-12%	3,759	4,265	73.9%	72.4%

3	Gross Profit	-18%	1,327	1,627	26.1%	27.6%

	Operating Profit

4	- Before GCE and (Gain) on Sale of Corporate Fixed Assets (3-8)	-36%	453	705	8.9%	12.0%

5	- After GCE and (Gain) on Sale of Corporate Fixed Assets (3-9)	-39%	375	613	7.4%	10.4%

	S,G&A Expense:

6	- General Corporate Expense (GCE)	-22%	78	100	1.5%	1.7%

7	- (Gain) on Sales of Corporate Fixed Assets, Net		—	(8)	0.0%	-0.1%

8	- All Other	-5%	874	922	17.2%	15.6%

9	- Total S,G&A Expense	-6%	952	1,014	18.7%	17.2%

10	Other Income (Expense), Net		(111)	(75)	-2.2%	-1.3%

11	Impairment Charges for Financial Investments		(29)	(10)	-0.6%	-0.2%

12	Income from Continuing Operations before Income Taxes and Minority Interest (5+10+11)	-55%	235	528	4.6%	9.0%

13	Income Taxes	-40%	115	193	2.3%	3.3%
	(Tax Rate)		48.9%	36.6%

14	Income from Continuing Operations before Minority Interest	-64%	120	335	2.4%	5.7%

15	Minority Interest		(24)	(16)	-0.5%	-0.3%

16	Income from Continuing Operations	-70%	96	319	1.9%	5.4%

17	(Loss) Income from Discontinued Operations, Net		(12)	13	-0.2%	0.2%

18	Net Income	-75%	$84	$332	1.7%	5.6%

	Earnings Per Common Share (Diluted):

	Income from Continuing Operations	-68%	$0.27	$0.84

	(Loss) Income from Discontinued Operations, Net		(0.03)	0.03

	Net Income	-73%	$0.24	$0.87

	Average (Diluted) Common Shares	-7%	355	381

MASCO CORPORATION
Condensed Consolidated Balance Sheets - Unaudited
(in millions)

	June 30,	December 31,
	2008	2007
Assets
Current Assets:
Cash and Cash Investments	$853	$922
Receivables	1,567	1,405
Assets Held for Sale	27	—
Inventories	1,179	1,126
Prepaid Expenses and Other	321	355

Total Current Assets	3,947	3,808
Property and Equipment, Net	2,249	2,367
Goodwill	3,944	3,938
Other Intangible Assets, Net	320	323
Assets Held for Sale	14	—
Other Assets	419	471

Total Assets	$10,893	$10,907

Liabilities
Current Liabilities:
Accounts Payable	$808	$714
Liabilities Held for Sale	18	—
Notes Payable	116	122
Accrued Liabilities	997	1,072

Total Current Liabilities	1,939	1,908
Long-term Debt	3,960	3,966
Deferred Income Taxes and Other	1,040	1,008

Total Liabilities	6,939	6,882
Shareholders’ Equity	3,954	4,025

Total Liabilities and Shareholders’ Equity	$10,893	$10,907

MASCO CORPORATION
Discontinued Operations - Unaudited
(in millions)

	Three Months Ended
	June 30,
	2008	2007
Net Sales	$35	$77

Income from Discontinued Operations	$5	$6
Gain on Disposal of Discontinued Operations, Net	7	2
Impairment of Assets Held for Sale	(2)	—

Income Before Income Tax	10	8
Income Tax (Expense)	—	(1)

Income from Discontinued Operations, Net	$10	$7

	Six Months Ended
	June 30,
	2008	2007
Net Sales	$100	$155

Income from Discontinued Operations	$12	$11
Gain on Disposal of Discontinued Operations, Net	7	3
Impairment of Assets Held for Sale	(51)	—

(Loss) Income Before Income Tax	(32)	14
Income Tax Benefit/(Expense)	20	(1)

(Loss) Income from Discontinued Operations, Net	$(12)	$13

MASCO CORPORATION
GAAP Reconciliation of Sales Growth
Excluding the Effect of Acquisitions and Currency Translation - Unaudited
(in millions)

	Three Months Ended
	June 30,
	2008	2007
Consolidated Net Sales, As Reported	$2,640	$3,089
- Acquisitions	(16)	—

Consolidated Net Sales, Excluding Acquisitions	$2,624	$3,089

North American Net Sales, As Reported	$2,067	$2,548
- Acquisitions	(16)	—

North American Net Sales, Excluding Acquisitions	$2,051	$2,548

International Net Sales, As Reported	$573	$541
- Acquisitions	—	—

International Net Sales, Excluding Acquisitions	573	541
- Currency Translation	(65)	—

International Net Sales, Excluding Acquisitions and Currency Translation	$508	$541

	Six Months Ended
	June 30,
	2008	2007
Consolidated Net Sales, As Reported	$5,086	$5,892
- Acquisitions	(49)	—

Consolidated Net Sales, Excluding Acquisitions	$5,037	$5,892

North American Net Sales, As Reported	$3,960	$4,806
- Acquisitions	(49)	—

North American Net Sales, Excluding Acquisitions	$3,911	$4,806

International Net Sales, As Reported	$1,126	$1,086
- Acquisitions	—	—

International Net Sales, Excluding Acquisitions	1,126	1,086
- Currency Translation	(125)	—

International Net Sales, Excluding Acquisitions and Currency Translation	$1,001	$1,086

Notes:

-	Data exclude discontinued operations.

-	The Company presents information comparing results from one period to another excluding the results of businesses acquired in order to assess the performance of the underlying businesses and to assess to what extent acquisitions are driving growth.

-	The Company also presents information comparing results of International operations from one period to another using constant exchange rates. To present this information, current period results for foreign entities are converted into U.S. dollars using the prior period’s exchange rates, rather than exchange rates for the current period. The Company presents this information in order to assess how the underlying businesses performed in local currencies before taking into account currency fluctuations.

MASCO CORPORATION
GAAP Reconciliation of Operating Profit and Margins - Unaudited
(dollars in Millions)

	Three Months Ended June 30,
	2008		2007
	$	Margin	$	Margin
Operating Profit, As Reported	$215	8.1%	$361	11.7%
Business Rationalizations and Other Initiatives	15		23

Operating Profit, As Reconciled	$230	8.7%	$384	12.4%

	Six Months Ended June 30,
	2008		2007
	$	Margin	$	Margin
Operating Profit, As Reported	$375	7.4%	$613	10.4%
Business Rationalizations and Other Initiatives	24		48

Operating Profit, As Reconciled	$399	7.8%	$661	11.2%

Notes:

-	Data exclude discontinued operations.

-	The Company believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

MASCO CORPORATION
GAAP Reconciliation of Operating Profit and Shareholders’ Equity - Unaudited
(in millions)

Twelve
Months Ended
June 30,
2008
Operating Profit, As Reported	$816
Impairment Charges for Goodwill and Other Intangible Assets, Continuing Operations	119

Operating Profit, As Reconciled	$935

	Twelve Months Ended
	June 30,
	2008	2007
Shareholders’ Equity, As Reported	$3,954	$4,146
Impairment Charges for Goodwill and Other Intangible Assets (after tax)	208	321
Income Regarding Litigation Settlement (after tax)	—	(1)

Shareholders’ Equity, As Reconciled	$4,162	$4,466

Notes:

-	Data exclude discontinued operations.

-	The Company believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

-	This information is provided as detail for the calculation of return on invested capital (“ROIC”) which is calculated as after-tax operating profit (last twelve months, as reconciled) divided by the total of average debt (net of average cash) and average shareholders’ equity.